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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 28, 2000
                                                         ---------------


                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        0-28886                11-3333218
      --------                       ----------              ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)


One Jericho Plaza, Jericho, New York                           11753
-------------------------------------                          -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (516) 942-6000
                                                              --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEMS 1-4, 6, 8 AND 9.        NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         -------------

      On August 28, 2000, Roslyn Bancorp, Inc. (the "Company") issued a press release reporting that The Roslyn Savings Bank's wholly owned subsidiary, Roslyn National Mortgage Corporation (RNMC), has entered a letter of intent to sell a substantial part of its residential origination capabilities. The remainder of RNMC's operations is expected to be dissolved within 90 days of that sale. American Home Mortgage Holdings, Inc., New York, New York will acquire certain assets of RNMC for approximately $200,000, plus the assumption of certain liabilities.

      The press release announcing the disposition of the assets and the dissolution of RNMC is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

      Exhibit No.             Description
      -----------             -----------

       99.1                   Press Release dated August 28, 2000.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROSLYN BANCORP, INC.


Dated: August 30, 2000                    By: /s/ Joseph L. Mancino
                                             ----------------------------------
                                             Joseph L. Mancino
                                             Director, President and Chief
                                             Executive Officer












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